Q4 and Fiscal 2019 Investor Call December 17, 2019

Forward Looking Statements and Non-GAAP Financial Measures Statements in this presentation regarding Cerence’s future performance and our management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” "intends" or “estimates” or similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including but not limited to: the highly competitive and rapidly changing market in which we operate; adverse conditions in the automotive industry or the global economy more generally; our ability to control and successfully manage our expenses and cash position; our strategy to increase cloud; escalating pricing pressures from our customers; our failure to win, renew or implement service contracts; the loss of business from any of our largest customers; the inability to recruit and retain qualified personnel; cybersecurity and data privacy incidents; fluctuating currency rate; and the other factors described in our Form 10 and other filings with the Securities and Exchange Commission. We disclaim any obligation to update any forward-looking statements as a result of developments occurring after the date of this document. This presentation also includes certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles, or GAAP. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. We have provided a reconciliation of non-GAAP measures to the most directly comparable GAAP measures, which is available in the earnings press release and the prepared remarks furnished as exhibits to the Company’s Form 8-K submitted to the SEC on December 17, 2019. This presentation should be read in conjunction with the earnings release.

Strong Fiscal Year Performance Year Over Year Revenue Growth ~ 10% Design Win Success Rate ~ 90% Yearly Increase in the Number of Connected Services Users ~ 200%

Financial Summary

Record Revenue for Q4 and FY19 ~10% YoY growth in both Q4’19 and full year FY2019 GAAP ($ in millions) Non-GAAP YoY +10% YoY +9% YoY +9% YoY +9% YoY +10% YoY +11% YoY +9% YoY +10%

FY19 Actual Results Exceeded the High End of Guidance Footnote: Non-GAAP guidance included $4-5m / year of non-GAAP revenues related to acquisitions. Actual non-GAAP revenue was $4.8m. Non-GAAP excludes acquisition-related costs, amortization of acquired intangible assets, restructuring expense, and stock-based compensation. FY19 ASC 606 FY19 ASC 605 Guidance Actual Guidance Actual GAAP Revenue $300M - $302M $303M $303M - $305M $306M Non-GAAP Revenue(a) $305M - $307M $308M $308M - $310M $311M Non-GAAP GM %(a),(b) ~72% 71% ~72% 72% Non-GAAP Operating Margin%(a),(b) ~29% 30% ~30% 31% Adjusted EBITDA(a),(b) $96M - $98M $99M $100M - $102M $103M CFFO $80M - $85M $88M $80M - $85M $88M

GAAP Revenue Results Deliver Strong Growth FY18 (ASC 605) FY19 (ASC 606) YoY FY19 (ASC 605) YoY License: $171M $172M +1% $172M +1% Variable $117M $129M +10% $129M +10% Prepay $54M $43M -20% $43M -20% Connected Services: $60M $79M +32% $80M +33% Legacy $48M $58M +21% $58M +21% New $12M $21M +75% $22M +83% Professional Services $46M $52M +13% $55M +20% Total Revenue: $277M $303M +10% $306M +11%

~$1.36 Billion Backlog Creates High Revenue Visibility ($ in millions) Backlog as of September 30, 2019 (approximately $1.36 billion+) 1 Expect 50% to convert to revenue over the next three years (1) These figures are estimates and based on existing customer contracts and management estimates about future vehicle shipments. The revenue that we actually recognize from our backlog is subject to several factors, including the number and timing of vehicles our customers ship, potential terminations or changes in scope of customer contracts and currency fluctuations.

Updated FY20 Guidance Reflects GAAP Revenue Footnote: Non-GAAP excludes acquisition-related costs, amortization of acquired intangible assets, restructuring expense, and stock-based compensation. Original Guidance Updated Guidance $ in millions Low High Low High GAAP Revenue $321M $336M $321M $336M Non-GAAP Revenue $325M $340M n/a n/a Non-GAAP GM %(a) 70% 71% 69% 71% Non-GAAP Operating Margin%(a) 24% 25% 23% 24% Adjusted EBITDA(a) $93M $100M $89M $96M CFFO $42M $50M $42M $50M Change in Gross Margin, Operating Margin and Adjusted EBITDA reflects the $4M change from non-GAAP to GAAP revenue Business outlook remains the same

Q1 FY20 Guidance Indicates Strong Year Over Year Growth Footnote: Non-GAAP excludes acquisition-related costs, amortization of acquired intangible assets, restructuring expense, and stock-based compensation. Q1 FY20 $ in millions Low High GAAP Revenue $77M $79M Non-GAAP GM %(a) 70% 71% Non-GAAP Operating Margin%(a) 21% 23% Adjusted EBITDA(a) $19M $21M

FY20 Cash Forecast: Positive Free Cash Flow $ in millions Low High Cash from Nuance to prefund stand-up expenses $25M $25M Operating Cash $85M $85M 10/01/19 Opening Cash & Marketable Securities $110M $110M Plus: FY20 CFFO $42M $50M Less: Capital expenditures ($15M) ($15M) FY20 Free Cash Flow (FCF) before stand-up CapEx $27M $35M Less: Capital expenditures – stand-up related ($20M) ($20M) Less: Mandatory debt repayments ($7M) ($7M) 9/30/20 Forecast Ending Cash & Marketable Securities $110M $118M

Thank you

Appendix

Non-GAAP Financial Measures – Definitions Non-GAAP revenue We consider the use of non-GAAP revenue helpful in understanding the performance of our business, as it excludes the purchase accounting impact on acquired deferred revenue and other acquisition-related adjustments to revenue. We provide supplementary non-GAAP financial measures of revenue that include revenue that we would have recognized but for the purchase accounting treatment of acquisition transactions. Non-GAAP revenue also includes revenue that we would have recognized had we not acquired intellectual property and other assets from the same customer. Because GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. These non-GAAP adjustments are intended to reflect the full amount of such revenue. We include non-GAAP revenue to allow for more complete comparisons to the financial results of historical operations, forward-looking guidance and the financial results of peer companies. We believe these adjustments are useful to management and investors as a measure of the ongoing performance of the business because, although we cannot be certain that customers will renew their contracts, we have historically experienced high renewal rates on maintenance and support agreements and other customer contracts. Additionally, although acquisition-related revenue adjustments are non-recurring with respect to past acquisitions, we generally will incur these adjustments in connection with any future acquisitions. Starting with Q1FY20 Cerence will only be reporting GAAP revenue. Non-GAAP operating income and adjusted EBITDA Non-GAAP operating income is defined as operating income before stock-based compensation, amortization of acquired intangible assets, restructuring and acquisition-related costs, and acquisition-related revenue adjustments. Adjusted EBITDA is defined as non-GAAP operating income before depreciation expense. Stock-based compensation. Because of varying valuation methodologies, subjective assumptions and the variety of award types, we believe that excluding stock-based compensation allows for more accurate comparisons of operating results to peer companies. We evaluate performance both with and without these measures because compensation expense related to stock-based compensation is typically non-cash and the options and restricted awards granted are influenced by the Company’s stock price and other factors such as volatility that are beyond our control. The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. As such, we do not include such charges in operating plans. Stock-based compensation will continue in future periods. Amortization of acquired intangible assets. We exclude the amortization of acquired intangible assets from non-GAAP expense and income measures. These amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Providing a supplemental measure which excludes these charges allows management and investors to evaluate results “as-if” the acquired intangible assets had been developed internally rather than acquired and, therefore, provides a supplemental measure of performance in which our acquired intellectual property is treated in a comparable manner to our internally developed intellectual property. Although we exclude amortization of acquired intangible assets from our non-GAAP expenses, we believe that it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Future acquisitions may result in the amortization of additional intangible assets. Restructuring and acquisition-related costs. To allow more accurate comparisons of the financial results to historical operations, forward looking guidance and the financial results of less acquisitive peer companies, we provide supplementary non-GAAP financial measures, which exclude certain transition, integration, and other acquisition-related expense items resulting from acquisitions and also exclude separation costs directly attributable to the Cerence business becoming a stand-alone public company. We consider these types of costs and adjustments, to a great extent, to be unpredictable and dependent on a significant number of factors that are outside of our control. Furthermore, we do not consider acquisition-related costs and adjustments to be related to the organic continuing operations of the acquired businesses and are generally not relevant to assessing or estimating the long-term performance of the acquired assets. In addition, the size, complexity and/or volume of past acquisitions, which often drives the magnitude of acquisition related costs, may not be indicative of the size, complexity and/or volume of future acquisitions. By excluding acquisition-related costs and adjustments from our non-GAAP measures, management is better able to evaluate our ability to utilize our existing assets and estimate the long-term value that acquired assets will generate for us. We believe that providing a supplemental non-GAAP measure, which excludes these items, allows management and investors to consider the ongoing operations of the business both with, and without, such expenses.

FY19 GAAP Results Reconciliation

FY20 GAAP Guidance Reconciliation